SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


  Date of Report (Date of earliest event reported):  August
                          26, 2002



               OLD POINT FINANCIAL CORPORATION
               -------------------------------
   (Exact name of registrant as specified in its charter)


                           0-12896
                           -------
                  (Commission File Number)

          Virginia                           54-1265373
          --------                           ----------
   (State of incorporation)      (I.R.S. Employer Identification No.)



          1 West Mellen Street, Hampton, Virginia      23663
          ---------------------------------------      -----
         (Address of principal executive offices)    (Zip Code)


                       (757) 728-1200
                       --------------
    (Registrant's telephone number, including area code)




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Item 9.  Regulation FD Disclosure

On August 14, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. On August 26, 2002, the registrant filed with the Commission the certifications of Robert F. Shuford, the registrant's chief executive officer, and Louis G. Morris, the registrant's chief financial officer, required pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.




                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



               OLD POINT FINANCIAL CORPORATION
                        (Registrant)



By:     /s/Louis G. Morris
        ----------------------------
        Louis G. Morris
        Executive Vice President and
        Chief Financial Officer